                                                                    EXHIBIT 99.1


                                HEALTHCARE REALTY
                                      TRUST

                            SUPPLEMENTAL DATA REPORT

                      THREE MONTHS ENDED DECEMBER 31, 2000

     Dollars in thousands, except per share data, unless otherwise disclosed

                         Updated as of February 9, 2001

1)       RECONCILIATION OF FUNDS FROM OPERATIONS(1)

                                                                               (Unaudited)                     (Unaudited)
                                                                           FOR THE THREE MONTHS           FOR THE TWELVE MONTHS
                                                                              ENDED DEC. 31,                  ENDED DEC. 31,
                                                                       ----------------------------    ----------------------------
                                                                           2000            1999            2000            1999
                                                                       ------------    ------------    ------------    ------------

NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF REAL ESTATE PROPERTIES    $     18,321    $     21,838    $     80,469    $     81,251

        ELIMINATION OF THE RECOGNITION OF RENTAL REVENUES
                ON A STRAIGHT LINE BASIS(2)                                  (1,469)         (2,432)         (7,827)         (6,885)

        PREFERRED STOCK DIVIDEND                                             (1,664)         (1,664)         (6,657)         (6,656)

        REAL ESTATE DEPRECIATION                                              9,835           9,363          38,393          38,017

        PROVISION FOR LOSS ON INVESTMENT(2)                                   1,000               0           1,000               0

                                                                       ----------------------------    ----------------------------
        TOTAL ADJUSTMENTS                                                     7,702           5,267          24,909          24,476
                                                                       ----------------------------    ----------------------------

FUNDS FROM OPERATIONS - BASIC                                          $     26,023    $     27,105    $    105,378    $    105,727
                                                                       ============================    ============================

        CONVERTIBLE SUBORDINATED DEBENTURE INTEREST                              71               0             275               0
                                                                       ============================    ============================

FUNDS FROM OPERATIONS - DILUTED                                        $     26,094    $     27,105    $    105,653    $    105,727
                                                                       ============================    ============================

FUNDS FROM OPERATIONS PER COMMON SHARE - BASIC                         $       0.66    $       0.69    $       2.66    $       2.69
                                                                       ============================    ============================

FUNDS FROM OPERATIONS PER COMMON SHARE - DILUTED                       $       0.65    $       0.68    $       2.62    $       2.66
                                                                       ============================    ============================

COMMON SHARES OUTSTANDING - BASIC                                        39,675,271      39,442,885      39,544,400      39,326,594
                                                                       ============================    ============================

COMMON SHARES OUTSTANDING - DILUTED                                      40,408,944      39,991,191      40,301,409      39,810,306
                                                                       ============================    ============================

(1) Funds From Operations ("FFO") does not represent cash generated from operating activities in accordance with generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

         Management believes the Company's FFO is not directly comparable to other healthcare REIT's, which own a portfolio of triple net leased properties or mortgages, as the Company develops projects through a development and lease-up phase before they reach their targeted cash flow returns. Furthermore, the Company eliminates, in consolidation, fee income for developing, leasing and managing owned properties and expenses or capitalizes, whichever the case may be, related internal costs.

(2) The Company calculates its FFO using a modified version of National Association of Real Estate Investment Trust's ("NAREIT") October 1999 definition of funds from operations. The Company eliminates straight-line rental revenue in computing FFO although NAREIT's definition of funds from operations requires the inclusion of straight-line rental revenue. Likewise, the Company excludes its provision for loss on investment in computing FFO although NAREIT's definition of funds from operations requires its inclusion. If the Company had followed the NAREIT definition of funds from operations, as other healthcare REITs do, FFO on a diluted basis would have been $.66 and $2.79 per common share for the three months and twelve months ended Dec. 31, 2000, respectively.

Quarterly Supplemental Data Report is also available on the Company's website--
                            www.healthcarerealty.com
                       Bethany A. Anderson (615) 269-8175
                      Email: BAnderson@healthcarerealty.com


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED DECEMBER 31, 2000                                PAGE 1 OF 13

2)       CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                                         (Unaudited)         (1)
                                                                                        DEC. 31, 2000   DEC. 31, 1999
                                                                                        -------------   -------------
      ASSETS

      Real estate properties:
              Land                                                                       $    152,254    $    150,591
              Buildings and improvements                                                    1,290,395       1,223,387
              Personal property                                                                 5,785           5,165
              Construction in progress                                                         30,914          20,003
                                                                                         ------------    ------------
                                                                                            1,479,348       1,399,146
              Less accumulated depreciation                                                  (120,522)        (83,996)
                                                                                         ------------    ------------
                      Total real estate properties, net                                     1,358,826       1,315,150

      Cash and cash equivalents                                                                 1,788           3,396

      Restricted cash                                                                             577             990

      Mortgage notes receivable                                                               170,906         250,346

      Other assets, net                                                                        54,979          38,082
                                                                                         ------------    ------------

      Total assets                                                                       $  1,587,076    $  1,607,964
                                                                                         ============    ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

      Liabilities:
              Notes and bonds payable                                                    $    536,781    $    563,884

              Accounts payable and accrued liabilities                                         22,714          17,658

              Other liabilities                                                                19,544           8,519
                                                                                         ------------    ------------

      Total liabilities                                                                       579,039         590,061
                                                                                         ------------    ------------

              Commitments and contingencies                                                        --              --

      Stockholders' equity:
              Preferred stock, $.01 par value; 50,000,000 shares authorized;
                      issued and outstanding, 2000 and 1999 -- 3,000,000                           30              30
              Common stock, $.01 par value; 150,000,000 shares authorized;
                      issued and outstanding, 2000 -- 40,314,399; 1999 -- 40,004,579              403             400

              Additional paid-in capital                                                    1,061,190       1,054,405

              Deferred compensation                                                            (9,730)         (9,509)

              Cumulative net income                                                           295,174         215,373

              Cumulative dividends                                                           (339,030)       (242,796)
                                                                                         ------------    ------------

      Total stockholders' equity                                                            1,008,037       1,017,903
                                                                                         ------------    ------------

      Total liabilities and stockholders' equity                                         $  1,587,076    $  1,607,964
                                                                                         ============    ============

(1) The balance sheet at December 31, 1999 has been derived from audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED DECEMBER 31, 2000                                PAGE 2 OF 13

3)       CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                                                   FOR THE THREE MONTHS            FOR THE TWELVE MONTHS
                                                                       ENDED DEC 31,                   ENDED DEC 31,
                                                                ----------------------------    ----------------------------
                                                                    2000            1999            2000            1999
                                                                ------------    ------------    ------------    ------------
                                                                (Unaudited)     (Unaudited)     (Unaudited)
REVENUES
        Master lease rental income                              $     25,022    $     22,710    $     97,238    $     92,070
        Property operating income                                     15,659          15,798          62,400          57,778
        Straight line rent                                             1,469           2,432           7,827           6,885
        Mortgage interest income                                       4,628           6,383          22,755          25,940
        Management fees                                                  656             717           2,785           2,727
        Interest and other income                                        206           1,391           2,333           1,857
                                                                ----------------------------    ----------------------------
                                                                      47,640          49,431         195,338         187,257
                                                                ----------------------------    ----------------------------

EXPENSES
        General and administrative                                     2,181           1,795           8,739           7,287
        Property operating expenses                                    5,423           5,942          22,628          21,077
        Interest                                                      10,561          10,237          42,995          38,603
        Depreciation                                                   9,990           9,503          38,994          38,566
        Amortization                                                     164             116             513             473
        Provision for loss on investment                               1,000              --           1,000              --
                                                                ----------------------------    ----------------------------
                                                                      29,319          27,593         114,869         106,006
                                                                ----------------------------    ----------------------------

NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF REAL ESTATE
        PROPERTIES                                                    18,321          21,838          80,469          81,251

        Net gain (loss) on sale of real estate properties               (352)          2,625            (668)          4,776
                                                                ----------------------------    ----------------------------

NET INCOME                                                      $     17,969    $     24,463    $     79,801    $     86,027
                                                                ============================    ============================

NET INCOME PER COMMON SHARE - BASIC                             $       0.41    $       0.58    $       1.85    $       2.02
                                                                ============================    ============================

NET INCOME PER COMMON SHARE - DILUTED                           $       0.41    $       0.57    $       1.82    $       1.99
                                                                ============================    ============================

COMMON SHARES OUTSTANDING - BASIC                                 39,675,271      39,442,885      39,544,400      39,326,594
                                                                ============================    ============================

COMMON SHARES OUTSTANDING - DILUTED                               40,408,944      39,991,191      40,301,409      39,810,306
                                                                ============================    ============================

NOTE> The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED DECEMBER 31, 2000                                PAGE 3 OF 13

4)       INVESTMENT PROGRESSION

         A)       CONSTRUCTION IN PROGRESS

                                                                       FOR THE THREE                FOR THE TWELVE
                                                          NUMBER OF    MONTHS ENDED    NUMBER OF     MONTHS ENDED
                                                          PROPERTIES      12/31/00     PROPERTIES      12/31/00
                                                          ----------   -------------   ----------   --------------
         Balance at beginning of period                        6          $ 19,810          6             $ 20,003

         Fundings on projects in existence at
           the beginning of the period                        --            10,483         --               20,627

         New Projects started during  the period               1               621          3                3,601

         Completions                                           0                 0         (2)             (13,317)
                                                          --------------------------     -------------------------
         Balance at end of period                              7          $ 30,914          7             $ 30,914
                                                          ==========================     =========================

         B)       REAL ESTATE PROPERTIES

                                                                       FOR THE THREE                FOR THE TWELVE
                                                          NUMBER OF    MONTHS ENDED    NUMBER OF     MONTHS ENDED
                                                          PROPERTIES   12/31/00        PROPERTIES      12/31/00
                                                          ----------   -------------   ----------   --------------
         Balance at beginning of period                      208        $1,451,272         196       $   1,379,143

         Acquisitions                                          0                 0           0                   0

         Additions/Improvements                               --             4,192          --              13,077

         Completions(CIP)                                      0                 0           2              13,317

         Sales                                                (2)           (7,030)         (6)            (17,185)

         Other(1)                                              0                 0          14              60,082
                                                          --------------------------   ---------------------------
         Balance at end of period                            206        $1,448,434         206       $   1,448,434
                                                          ==========================   ===========================

         C)       MORTGAGE NOTES RECEIVABLE

                                                                       FOR THE THREE                FOR THE TWELVE
                                                         NUMBER OF     MONTHS ENDED    NUMBER OF    MONTHS ENDED
                                                         PROPERTIES    12/31/00        PROPERTIES     12/31/00
                                                         ----------    -------------   ----------   --------------
         Balance at beginning of period                       55        $  173,747          76          $  250,346

         Funding of Mortgage Commitments                       0                23           2               2,126

         Prepayments                                          (1)           (2,299)        (10)            (15,921)

         Purchase Price Adjustment Amortization               --              (159)         --                (787)

         Scheduled Principal Payments                         --              (406)         --              (1,680)

         Other(1)                                              0                 0         (14)            (63,178)
                                                           -------------------------   ---------------------------
         Balance at end of period                             54        $  170,906          54          $  170,906
                                                           =========================   ===========================

(1) Other adjustments for the twelve months ended 12/31/00 consists of 14 mortgages which were converted to leases and net proceeds from a mortgage participation transaction.

5)       INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED DECEMBER 31, 2000

                                                            OUTPATIENT FACILITIES
                                     ----------------------------------------------------------------
                                     Ancillary                  Comp.       Medical        Other
                                      Hospital    Physician   Ambulatory    Office       Outpatient
                                     Facilities    Clinics   Care Centers  Buildings   Facilities (1)
                                     ----------------------------------------------------------------
PROPERTY OPERATING/OTHER AGREEMENTS
     1 Arizona                            3,534                   11,179
     2 California                        50,838                   28,752
     3 Florida                           34,911                   46,567      7,881
     4 Georgia                           17,895
     5 Kansas                            10,888
     6 Mississippi                          364                                               4,290
     7 Missouri                                      5,345         9,851
     8 Nevada                            43,505
     9 Pennsylvania                       4,933      4,372                      621
    10 Tennessee                         20,274      8,350                   10,732
    11 Texas                             24,272                       57      8,630
    12 Virginia                          40,893      3,813                   12,180
    13 Wyoming                           11,099
                                     --------------------------------------------------------------
          TOTAL P.O.A.S/OTHER           263,406     21,880        96,406     40,044           4,290
                                     --------------------------------------------------------------

MASTER LEASES
     1 Alabama                           42,964      8,368                                   11,430
     2 Arizona                            5,274
     3 Arkansas                                                                               2,989
     4 California                        28,934      8,094                                    1,046
     5 Colorado
     6 Connecticut
     7 Florida                           34,518     55,360         9,454      1,417           9,481
     8 Georgia                                       5,299                                    1,561
     9 Illinois                                     11,680                                    1,453
    10 Indiana
    11 Kansas
    12 Massachusetts                                30,786
    13 Michigan
    14 Mississippi
    15 Missouri                                                   16,015                      4,470
    16 Nevada                             6,881                                               3,801
    17 New Jersey
    18 North Carolina
    19 Ohio
    20 Oklahoma
    21 Pennsylvania
    22 South Carolina
    23 Tennessee                          3,139      2,555
    24 Texas                             44,877     16,938        21,689      1,976           2,040
    25 Virginia                          40,761                               1,941           2,119
    26 Wyoming
                                     --------------------------------------------------------------
          TOTAL MASTER LEASES           207,348    139,080        47,158      5,334          40,390
                                     --------------------------------------------------------------
       Corporate Property
                                     --------------------------------------------------------------
     TOTAL EQUITY INVESTMENTS        $  470,754   $160,960   $   143,564   $ 45,378    $     44,680
                                     ==============================================================

MORTGAGES
     1 Alabama
     2 Arizona
     3 California
     4 Florida                                       9,430
     5 Georgia
     6 Idaho
     7 Maryland
     8 Massachusetts
     9 Michigan
    10 Mississippi
    11 Montana
    12 New Mexico
    13 North Carolina
    14 Ohio
    15 Oregon
    16 Pennsylvania
    17 South Carolina
    18 Tennessee
    19 Texas                                           192
    20 Virginia
    21 Washington
                                     --------------------------------------------------------------
      TOTAL MTG. INVESTMENTS         $       --  $   9,622  $         --  $      --  $           --
                                     --------------------------------------------------------------

           TOTAL INVESTMENTS         $  470,754  $ 170,582  $    143,564  $  45,378  $       44,680
                                     ==============================================================

       PERCENT OF $ INVESTED             28.526%    10.337%        8.700%     2.750%          2.707%
                                     ==============================================================

        NUMBER OF PROPERTIES                 59         34            13         10              13
                                     ==============================================================

                                                     INPATIENT FACILITIES
                                     ---------------------------------------------------
                                      Assisted     Skilled    Inpatient      Other
                                       Living      Nursing      Rehab       Inpatient                    % of
                                     Facilities   Facilities  Facilities  Facilities(2)     Total        Total
                                     --------------------------------------------------------------------------

PROPERTY OPERATING/OTHER AGREEMENTS
     1 Arizona                                                                                14,713       0.89%
     2 California                                                                             79,590       4.82%
     3 Florida                                                                                89,359       5.41%
     4 Georgia                                                                                17,895       1.08%
     5 Kansas                                                                                 10,888       0.66%
     6 Mississippi                                                                             4,654       0.28%
     7 Missouri                                                                               15,196       0.92%
     8 Nevada                                                                                 43,505       2.64%
     9 Pennsylvania                                                                2,880      12,806       0.78%
    10 Tennessee                                                                              39,356       2.38%
    11 Texas                                                                                  32,959       2.00%
    12 Virginia                                                                               56,886       3.45%
    13 Wyoming                                                                                11,099       0.67%
                                     --------------------------------------------------------------------------
          TOTAL P.O.A.S/OTHER                 0            0           0           2,880     428,906      25.99%
                                     --------------------------------------------------------------------------

MASTER LEASES
                                                                                          80,609,716
     1 Alabama                            4,276                   17,722                      84,760       5.14%
     2 Arizona                                         2,874                                   8,148       0.49%
     3 Arkansas                                                                                2,989       0.18%
     4 California                         6,908       12,688                                  57,670       3.49%
     5 Colorado                                       26,408                                  26,408       1.60%
     6 Connecticut                       11,925                                               11,925       0.72%
     7 Florida                           22,495       10,206      11,703                     154,634       9.37%
     8 Georgia                            9,860                                               16,720       1.01%
     9 Illinois                           8,167                                               21,300       1.29%
    10 Indiana                                         3,640                                   3,640       0.22%
    11 Kansas                                          7,593                                   7,593       0.46%
    12 Massachusetts                                                                          30,786       1.87%
    13 Michigan                                       12,715                      13,558      26,273       1.59%
    14 Mississippi                        9,768                                                9,768       0.59%
    15 Missouri                           6,114       10,897                                  37,496       2.27%
    16 Nevada                                                                                 10,682       0.65%
    17 New Jersey                        18,634                                               18,634       1.13%
    18 North Carolina                     3,819        6,176                                   9,995       0.61%
    19 Ohio                               4,393                                                4,393       0.27%
    20 Oklahoma                                       12,964                                  12,964       0.79%
    21 Pennsylvania                      30,396       20,617     112,248                     163,261       9.89%
    22 South Carolina                     3,005                                                3,005       0.18%
    23 Tennessee                          7,329        8,335                                  21,358       1.29%
    24 Texas                             70,990       19,466      12,916           5,892     196,784      11.92%
    25 Virginia                          17,018       36,410                                  98,249       5.95%
    26 Wyoming                            6,838                                                6,838       0.41%
                                     --------------------------------------------------------------------------
          TOTAL MASTER LEASES           241,935      190,989     154,589          19,450   1,046,273      63.40%
                                     --------------------------------------------------------------------------
       Corporate Property
                                                                                   4,169       4,169       0.25%
                                     --------------------------------------------------------------------------
     TOTAL EQUITY INVESTMENTS        $  241,935   $  190,989  $  154,589  $       26,499  $1,479,348      89.64%
                                     ==========================================================================

MORTGAGES
     1 Alabama                            4,650        7,944                                  12,594       0.76%
     2 Arizona                           10,769                                   17,703      28,472       1.73%
     3 California                        21,550        6,067                       7,883      35,500       2.15%
     4 Florida                           11,965          609                                  22,004       1.33%
     5 Georgia                            1,130                                                1,130       0.07%
     6 Idaho                              4,912                                                4,912       0.30%
     7 Maryland                                       15,060                                  15,060       0.91%
     8 Massachusetts                                   2,230                                   2,230       0.14%
     9 Michigan                                       11,062                                  11,062       0.67%
    10 Mississippi                        1,335                                                1,335       0.08%
    11 Montana                            2,064                                                2,064       0.13%
    12 New Mexico                           756                                                  756       0.05%
    13 North Carolina                     2,477                                                2,477       0.15%
    14 Ohio                               1,599          599                                   2,198       0.13%
    15 Oregon                             2,922                                                2,922       0.18%
    16 Pennsylvania                       1,004                                                1,004       0.06%
    17 South Carolina                                  3,073                                   3,073       0.19%
    18 Tennessee                          1,928       11,688                                  13,616       0.83%
    19 Texas                              1,860                                    2,450       4,502       0.27%
    20 Virginia                                        2,216                                   2,216       0.13%
    21 Washington                         1,779                                                1,779       0.11%
                                     --------------------------------------------------------------------------
      TOTAL MTG. INVESTMENTS         $   72,700   $   60,548  $       --  $       28,036  $  170,906      10.36%
                                     --------------------------------------------------------------------------

           TOTAL INVESTMENTS         $  314,635   $  251,537  $  154,589  $       54,535  $1,650,254     100.00%
                                     ==========================================================================

       PERCENT OF $ INVESTED             19.066%      15.242%      9.368%          3.305%    100.000%
                                     ===============================================================

        NUMBER OF PROPERTIES                 73           50           9               6         267
                                     ===============================================================

      (1)  3 facility types <2% each.

      (2)  4 facility types <2% each.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED DECEMBER 31, 2000                                PAGE 5 OF 13

6)  INVESTMENT BY OPERATOR/SIGNIFICANT TENANT

                                                                Number of     (1)      Number of                Total       (1)
                                                               Real Estate Real Estate  Mortgage    Mortgage   Number of   Total
                                                                Properties Investment  Properties  Investment Properties Investment
                                                              ------------------------ ---------------------- ---------------------
 PUBLIC OR INVESTMENT GRADE OPERATORS/SIGNIFICANT TENANTS
 -------------------------------------------------------
          1 Healthsouth                                             30      297,822        0                     30      297,822
          2 HCA - The Healthcare Company                            30      230,777        0                     30      230,777
          3 Tenet                                                   13      103,879        1          7,883      14      111,762
          4 Balanced Care                                           14       63,575        0                     14       63,575
          5 Integrated Health                                        3       36,327        0                      3       36,327
          6 Baptist Memorial Hospital                                3       10,060        0                      3       10,060
          7 Caremark Rx                                              6       32,561        0                      6       32,561
          8 Emeritus                                                 4       28,283        0                      4       28,283
          9 Methodist                                                4       25,919        0                      4       25,919
         10 Centennial                                               6       16,355        1          9,452       7       25,807
         11 Ephrata Community Hospital                               3        9,925        0                      3        9,925
         12 Quorum                                                   4       24,158        0                      4       24,158
         13 United Medical Center                                    1       11,099        0                      1       11,099
         14 Ramsay                                                   2       19,450        0                      2       19,450
         15 KS Management Services                                   1       16,938        0                      1       16,938
       16-2712 Operators With Less than 1% Each                     16      104,560        1          7,153      17      111,713
                                                               ----------------------- ---------------------- ---------------------
                                                                   140    1,031,688        3         24,488     143    1,056,176
                                                               ======================= ============================================

OTHER OPERATORS/SIGNIFICANT TENANTS
-----------------------------------
         28 Life Care Centers                                       12       82,822        2          9,446      14       92,268
         29 Senior Lifestyles                                       10       75,759        0                     10       75,759
         30 Summerville                                              5       51,289        0                      5       51,289
         31 Lewis-Gale Clinic, LLC                                  10       44,908        0                     10       44,908
         32 Kerlan Jobe Orthopedic                                   1       28,752        0                      1       28,752
         33 Melbourne Internal Medicine                              4       27,935        0                      4       27,935
         34 Multi-tenant                                             4       23,965        0                      4       23,965
         35 Prestige Care                                            0                     7         23,180       7       23,180
         36 MedCath                                                  1        3,534        1         17,703       2       21,237
         37 Wellington                                               5       18,969        0                      5       18,969
       38-6629 Operators With Less than 1% Each                     21       85,558       41         96,089      62      181,647
                                                               ----------------------- ---------------------- ---------------------
                                                                    73      443,491       51        146,418     124      589,909
                                                               ----------------------- ---------------------- ---------------------

            Corporate Property                                                4,169                                        4,169
                                                               ----------------------- ---------------------- ---------------------

                 TOTAL INVESTMENT AND COMMITMENT                   213  $ 1,479,348       54       $170,906     267   $1,650,254
                                                               ======================= ====================== =====================


PUBLIC OR INVESTMENT GRADE OPERATORS/SIGNIFICANT TENANTS               Commitments     Total          Percent
--------------------------------------------------------               --------------------------------------
          1 Healthsouth                                                    1,334      299,156           17.55%
          2 HCA - The Healthcare Company                                   2,130      232,907           13.66%
          3 Tenet                                                                     111,762            6.56%
          4 Balanced Care                                                              63,575            3.73%
          5 Integrated Health                                                          36,327            2.13%
          6 Baptist Memorial Hospital                                     24,946       35,006            2.05%
          7 Caremark Rx                                                                32,561            1.91%
          8 Emeritus                                                                   28,283            1.66%
          9 Methodist                                                                  25,919            1.52%
         10 Centennial                                                                 25,807            1.51%
         11 Ephrata Community Hospital                                    14,319       24,244            1.42%
         12 Quorum                                                                     24,158            1.42%
         13 United Medical Center                                          9,919       21,018            1.23%
         14 Ramsay                                                                     19,450            1.14%
         15 KS Management Services                                                     16,938            0.99%
       16-2712 Operators With Less than 1% Each                            2,166      113,879            6.68%
                                                                       ------------------------------------------
                                                                          54,814    1,110,990           65.16%
                                                                       ==========================================

OTHER OPERATORS/SIGNIFICANT TENANTS
-----------------------------------
         28 Life Care Centers                                                          92,268            5.41%
         29 Senior Lifestyles                                                          75,759            4.44%
         30 Summerville                                                                51,289            3.01%
         31 Lewis-Gale Clinic, LLC                                                     44,908            2.63%
         32 Kerlan Jobe Orthopedic                                                     28,752            1.69%
         33 Melbourne Internal Medicine                                                27,935            1.64%
         34 Multi-tenant                                                               23,965            1.41%
         35 Prestige Care                                                              23,180            1.36%
         36 MedCath                                                                    21,237            1.25%
         37 Wellington                                                                 18,969            1.11%
       38-6629 Operators With Less than 1% Each                               --      181,647           10.65%
                                                                       ------------------------------------------
                                                                              --      589,909           34.60%
                                                                       ------------------------------------------

            Corporate Property                                                          4,169            0.25%
                                                                       ------------------------------------------

                 TOTAL INVESTMENT AND COMMITMENT                       $   54,81  $ 1,705,068          100.00%
                                                                       ==========================================


    (1)  Includes construction in progress.


7)  SQUARE FEET OWNED AND/OR MANAGED BY GEOGRAPHIC LOCATION


                                                           Owned                Third Party
                                                    ---------------------  ----------------------
                                                       NOT                  Property     Asset
                                                     Managed    Managed    Management  Management   Mortgages     Total     Percent
                                                    ---------------------  -------------------------------------------------------
       1 Florida                                      786,768    678,352    1,783,988  1,586,129     198,990    5,034,227    27.00%
       2 Texas                                        997,793    602,534    2,393,444                174,044    4,167,815    22.36%
       3 Virginia                                     613,905    591,782      898,899                 35,900    2,140,486    11.48%
       4 California                                   317,821    385,655                             362,854    1,066,330     5.72%
       5 Tennessee                                    161,366    415,131                             298,271      874,768     4.69%
       6 Pennsylvania                                 722,053     57,452                              45,809      825,314     4.43%
       7 Alabama                                      549,373                                        138,551      687,924     3.69%
       8 Georgia                                      138,599    203,062                              40,000      381,661     2.05%
       9 Michigan                                     235,227                                        129,408      364,635     1.96%
      10 Arizona                                       74,507     75,621                             192,987      343,115     1.84%
      11 Missouri                                     201,167     48,062                                          249,229     1.34%
      12 Nevada                                        43,579    195,516                                          239,095     1.28%
      13 Massachusetts                                210,987                                         23,862      234,849     1.26%
      14 Colorado                                     225,764                                                     225,764     1.21%
      15 Mississippi                                   78,024     97,471                              12,260      187,755     1.01%
      16 Illinois                                     181,100                                                     181,100     0.97%
      17 Wyoming                                       29,851    137,000                                          166,851     0.90%
      18 Ohio                                          33,181                                        124,411      157,592     0.85%
      19 Kansas                                        57,035     83,664                                          140,699     0.75%
      20 Oklahoma                                     139,216                                                     139,216     0.75%
      21 Kentucky                                                             126,649                             126,649     0.68%
      22 North Carolina                                69,781                                         54,600      124,381     0.67%
      23 New Jersey                                   110,844                                                     110,844     0.59%
      24 Maryland                                                                                     96,780       96,780     0.52%
      25 Oregon                                                                                       80,429       80,429     0.43%
      26 Connecticut                                   59,387                                                      59,387     0.32%
      27 South Carolina                                21,120                                         23,000       44,120     0.24%
      28 New Mexico                                                                                   42,639       42,639     0.23%
      29 Washington                                                                                   39,239       39,239     0.21%
      30 Montana                                                                                      38,955       38,955     0.21%
      31 Indiana                                       29,500                                                      29,500     0.16%
      32 Idaho                                                                                        29,118       29,118     0.16%
      33 Arkansas                                      11,963                                                      11,963     0.06%
                                                    ---------------------  ---------------------- -------------------------------
         TOTAL SQUARE FEET                          6,099,911  3,571,302    5,202,980  1,586,129   2,182,107   18,642,429   100.00%
                                                    =====================  ====================== ================================

         PERCENT OF TOTAL SQUARE FOOTAGE                32.72%     19.16%       27.91%      8.51%      11.71%      100.00%
                                                    =====================  ====================== =======================

Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2000

8)  SQUARE FEET OWNED AND/OR MANAGED BY FACILITY TYPE


                                                            Owned                Third Party
                                                     --------------------    ---------------------
                                                         NOT                  Property    Asset
                                                       Managed    Managed    Management Management   Mortgages     Total     Percent
                                                     --------------------    ---------------------   ------------------------------

         Ancillary Hospital Facility                    42,932    323,583    5,162,924  1,586,129                7,115,568    38.17%
         Medical Office Buildings                    1,090,456  2,377,798       22,451                           3,490,705    18.72%
         Assisted Living Facilities                  1,633,995                                      1,209,597    2,843,592    15.25%
         Skilled Nursing Facilities                  1,286,351                                        747,217    2,033,568    10.91%
         Physician's Clinics                           869,303    198,688       17,605                105,915    1,191,511     6.39%
         Comprehensive Ambulatory Care Centers         115,857    634,282                                          750,139     4.02%
         Inpatient Rehab Hospitals                     643,383                                                     643,383     3.45%
         Other Outpatient Facilities                   264,293     36,951                                          301,244     1.62%
         Other Inpatient Facilities                    153,341                                        119,378      272,719     1.46%

                                                     ---------------------  ---------------------- ---------------------------------
         TOTAL SQUARE FEET                           6,099,911  3,571,302    5,202,980  1,586,129   2,182,107   18,642,429   100.00%
                                                     =====================  ====================== =================================

         PERCENT OF TOTAL SQUARE FOOTAGE                 32.72%     19.16%       27.91%      8.51%      11.71%      100.00%
                                                     =====================  ====================== =======================


9)  SQUARE FEET OWNED AND/OR MANAGED BY OPERATOR/SIGNIFICANT TENANT

                                                              Owned                Third Party
                                                        -------------------    --------------------
                                                          NOT                  Property     Asset
                                                        Managed    Managed    Management  Management Mortgages    Total     Percent
                                                        -------------------   ---------------------- ------------------------------

    PUBLIC OR INVESTMENT GRADE OPERATOR/
    SIGNIFICANT TENANT
    -----------------------------------------------
       1 HCA - The Healthcare Company                   419,726   1,065,223    4,018,973  1,586,129             7,090,051    38.03%
       2 Healthsouth                                  1,210,553     185,123                                     1,395,676     7.49%
       3 Tenet Healthcare Corporation                   258,485     362,837       49,300                89,000    759,622     4.07%
       4 Balanced Care                                  400,370                                                   400,370     2.15%
       5 Baptist Memorial Hospital                                  277,243                                       277,243     1.49%
       6 Centennial Healthcare                          151,172                                         80,000    231,172     1.24%
       7 Methodist                                                  219,742                                       219,742     1.18%
       8 Emeritus                                       210,552                                                   210,552     1.13%
       9 Caremark Rx                                    190,601                                                   190,601     1.02%
    10-2819 Operators with Square Feet Less Than 1%     994,112     531,872      126,649         --        --    ,652,633     8.86%
                                                      ---------------------  ---------------------- -------------------------------
         TOTAL                                        3,835,571   2,642,040    4,194,922  1,586,129    169,000 12,427,662    66.66%
                                                      =====================  ====================== ===============================
    OTHER OPERATOR/SIGNIFICANT TENANT
    --------------------------------------------------
      29 Medicorp Health System                                                  777,091                          777,091     4.17%
      30 Life Care Centers of America                   620,527                                        131,813    752,340     4.04%
      31 Senior Lifestyles                              553,573                                                   553,573     2.97%
      32 Lewis-Gale Clinic, LLC                                     488,170                                       488,170     2.62%
      33 Prestige Care                                                                                 300,244    300,244     1.61%
      34 Summerville                                    292,231                                                   292,231     1.57%
      35 Hearthstone                                                                                   278,777    278,777     1.50%
      36 Multi-tenant                                               222,062                                       222,062     1.19%
      37 Healthprime                                                                                   200,558    200,558     1.08%
    38-7033 Operators with Square Feet Less Than 1%     798,009     219,030      230,967         --  1,302,273  2,550,279    13.68%
                                                      ---------------------  ---------------------- -------------------------------
         TOTAL                                        2,264,340     929,262    1,008,058         --  2,013,107  6,214,767    33.34%
                                                      ---------------------  ---------------------- -------------------------------

         TOTAL SQUARE FEET                            6,099,911   3,571,302    5,202,980  1,586,129  2,182,107 18,642,429   100.00%
                                                      =====================  ====================== ===============================


Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2000

10) LEASE/MORTGAGE MATURITY SCHEDULE

    A)   LEASES

                                                                                       Weighted
                                                                                        Average
                                                        Estimated      Percent of      Remaining
                                           Number of    Annualized     Annualized        Lease
                                           Properties   Net Revenue    Net Revenue   Term (Years)
                                           ------------------------------------------------------
                                 2001          3           1,155          0.78%          0.00
                                 2002          0              --          0.00%          0.00
                                 2003          3           2,853          1.94%          0.05
                                 2004         12           7,995          5.43%          0.19
                                 2005          6           1,483          1.01%          0.07
                                 2006          3           1,745          1.18%          0.07
                                 2007         11           5,332          3.62%          0.22
                                 2008         28          20,677         14.03%          0.87
                                 2009         29          22,907         15.54%          1.27
                                 2010         13           6,690          4.54%          0.55
                                 2011         22          18,974         12.88%          1.19
                                 2012         22          14,007          9.51%          1.20
                                 2013         19          14,948         10.14%          1.27
                                 2014          2           2,518          1.71%          0.17
                                 2015          5           1,072          0.73%          0.19
                           After 2015         13           2,204          1.50%          0.59
                         Multi-tenant         22          22,801         15.47%          1.11
                                           ------------------------------------------------------
                         TOTAL               213        $147,361        100.00%          9.01
                                           ======================================================

    B)   MORTGAGES


                                                                                        Weighted
                                                                                        Average
                                                        Estimated      Percent of      Remaining
                                           Number of    Annualized     Annualized        Lease
                                           Mortgages   Net Revenue     Net Revenue    Term (Years)
                                           -------------------------------------------------------
                                 2001          3             803          4.30%          0.02
                                 2002         10           3,071         16.44%          0.22
                                 2003         11           1,933         10.35%          0.24
                                 2004         10           2,649         14.18%          0.59
                                 2005          4           1,657          8.87%          0.22
                                 2006          2             841          4.50%          0.31
                                 2007          5           1,442          7.72%          0.75
                                 2008          3           1,674          8.96%          0.67
                                 2009          4           2,401         12.85%          1.10
                                 2010          1             946          5.06%          0.54
                                 2011          0              --          0.00%          0.00
                                 2012          0              --          0.00%          0.00
                                 2013          1           1,267          6.78%          0.48
                                 2014          0              --          0.00%          0.00
                                 2015          0              --          0.00%          0.00
                           After 2015          0              --          0.00%          0.00
                                           -------------------------------------------------------
                         TOTAL                54        $ 18,684        100.00%          5.14
                                           =======================================================

11) ASSISTED LIVING FACILITY OCCUPANCY

                                                                                       % of ALF
                                                      Number of        ALF            Revenue to
                               Occupancy             Facilities      Revenue        Total Revenue
                              ---------------------------------------------------------------------

                              0% to 24.9%                --              --              0.0%
                              25% to 49.9%                4           2,789              1.4%
                              50% to 69.9%               12           4,208              2.2%
                              70% to 84.9%               25          11,846              6.1%
                              85% to 100.0%              32          11,002              5.6%
                                            -------------------------------------------------------
                                                         73          29,845             15.3%
                                            =======================================================

    NOTE: Occupancy rates are generally as of September 30, 2000, and revenues are for the year ended December 31, 2000. Three of the four facilities with occupancy less than 50% were opened during 2000, and the fourth facility was opened in late 1999.


Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2000

12) COMMITMENTS AND CONSTRUCTION IN PROGRESS

                                                                                AS OF DECEMBER 31, 2000
                                   -------------------------------------------------------------------------------------------------

                                                 REAL ESTATE INVESTMENTS                       MORTGAGE INVESTMENTS
                                   ------------------------------------------------- -----------------------------------------------

                                                Investment    Remaining      Total                   Investment  Remaining   Total
 Operator                           Properties   Balance     Commitment   Real Estate(1)  Properties   Balance  Commitment Mortgages
 -------------------------         -------------------------------------------------------------------------------------------------
 Baptist Memorial Hospital               3       $  10,060    $  24,946    $   35,006         0        $ --        $ --     $ --
 Conemaugh Health Systems                1           2,880           --         2,880         0          --          --       --
 Expansion of existing property          1           6,254        2,130         8,384         0          --          --       --
 United Medical Center                   1          11,099        9,919        21,018         0          --          --       --
 Ephrata Community Hospital              1             621       14,319        14,940
 Other Commitments                       3              --        3,500         3,500         0          --          --       --
                                    ------------------------------------------------------------------------------------------------
 TOTAL                                  10       $  30,914    $  54,814    $   85,728         0        $ --        $ --     $ --
                                    ================================================================================================

    Percentage of construction in
         progress to total investment
         portfolio at December 31, 2000:                                           1.87%
                                                                              ==========

    (1)  Projected Timing of Conversion to Revenue Producing Assets:

                                                         QTR 1, 2001  QTR 2, 2001   QTR 3, 2001   QTR 4, 2001  QTR 1, 2002
                                                         ----------------------------------------------------------------
 Real Estate Investments with related Commitments            $  --      $  44,128        $  --     $  23,780   $    --
                                                         ================================================================

                                                              QTR 2, 2002   QTR 3, 2002   QTR 4, 2002      Total
                                                         ----------------------------------------------------------------
 Real Estate Investments with related Commitments             $  14,940         $  --      $  2,880      $  85,728
                                                         ================================================================

13) LONG-TERM DEBT INFORMATION - AS OF DECEMBER 31, 2000

    A)   BREAKDOWN BETWEEN FIXED AND VARIABLE RATE DEBT:

                                                                        Balance        Effective Rate
                                                                        ----------------------------------
         Fixed Rate Debt:
             Senior Notes due 2002                                      $ 36,000      7.41%
             Senior Notes due 2006                                        70,000      9.49%
             6.55% Convertible Subordinated Debentures                    74,501      7.50%
             10.5% Convertible Subordinated Debentures                     3,351      7.50%
             Mortgage Notes Payable                                       57,096    Range from 7.625% to 9.3%
             Other Note Payable                                            5,833      7.53%
                                                                        ---------
                                                                         246,781
                                                                        ---------
         Variable Rate Debt:
             $300 Million Senior Revolving Credit Facility               265,000        See (C) Below
             $200 Million Senior Term Loan Facility                       25,000        See (D) Below
                                                                        ---------
                                                                         290,000
                                                                        ---------

                                                              TOTAL    $ 536,781
                                                                        =========


    B)   FUTURE MATURITIES:

                                                        2001          2002      2003       2004       2005   2006 and After  Total
                                                      ------------------------------------------------------------------------------
 Fixed Rate Debt:
     Senior Notes due 2002                            $  18,000     $18,000    $    --    $    --    $    --    $     --    $ 36,000
     Senior Notes due 2006                                   --          --         --     20,300     20,300      29,400      70,000
     6.55% Convertible Subordinated Debentures             (236)     74,737         --         --         --          --      74,501
     10.5% Convertible Subordinated Debentures               35       3,316         --         --         --          --       3,351
     Mortgage Notes Payable                                 629         742     14,964     15,894        552      24,313      57,094
     Other Note Payable                                   1,167       1,167      1,167      1,167         --          --       5,835
 Variable Rate Debt:
     $300 Million Senior Revolving Credit Facility      265,000          --         --         --         --          --     265,000
     $200 Million Senior Term Loan Facility              25,000          --         --         --         --          --      25,000

                                                      ------------------------------------------------------------------------------
                                                      $ 309,595     $97,962    $16,131    $37,361    $22,019    $ 53,713    $536,781
                                                      ==============================================================================

    C) DETAILS CONCERNING $300 MILLION SENIOR REVOLVING CREDIT FACILITY ($265 MILLION OUTSTANDING):

         i)    Unused  Borrowing Capacity:  $35 Million
         ii)   Interest Rate:    Lower of LIBOR plus 1.05% or Prime
         iii)  Interest Rate on Unused Balance:    0.200%
         iv)   Maturity:  October 2001

    D) DETAILS CONCERNING $200 MILLION SENIOR TERM LOAN FACILITY ($25 MILLION OUTSTANDING):

         i)    Unused  Borrowing Capacity:  $0
         ii)   Interest Rate:    Lower of LIBOR plus 2.50% or Prime
         iii)  Interest Rate on Unused Balance:    0.200%
         iv)   Maturity:  March 30, 2001

    E)   CREDIT RATING:

         Moody's Investors Service has assigned a "Baa3" credit rating to the Company's Senior Notes due 2002 and 2006, and a "Ba2" rating to the Company's preferred stock and convertible subordinated debentures.

         Fitch IBCA, Duff & Phelps Credit Rating Co. has assigned a "BBB" credit rating to the Company's Senior Notes due 2002 and 2006, and a "BBB-" rating to the Company's preferred stock and convertible subordinated debentures.

Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2000

14)   DIVIDEND HISTORY

      A)      COMMON STOCK (DOLLARS NOT ROUNDED TO THOUSANDS)

                                                                       Increase
                                                                      From Prior
                   Operating Period        Payment Date      Amount    Quarter   Annualized
                  -------------------------------------------------------------------------
                  First Quarter 1995       May 15, 1995       0.455      0.005      1.82
                  Second Quarter 1995      Aug. 15, 1995      0.460      0.005      1.84
                  Third Quarter 1995       Nov. 15, 1995      0.465      0.005      1.86
                  Fourth Quarter 1995      Feb. 15, 1996      0.470      0.005      1.88

                  First Quarter 1996       May 15, 1996       0.475      0.005      1.90
                  Second Quarter 1996      Aug. 15, 1996      0.480      0.005      1.92
                  Third Quarter 1996       Nov. 15, 1996      0.485      0.005      1.94
                  Fourth Quarter 1996      Feb. 17, 1997      0.490      0.005      1.96

                  First Quarter 1997       May 15, 1997       0.495      0.005      1.98
                  Second Quarter 1997      Aug. 15, 1997      0.500      0.005      2.00
                  Third Quarter 1997       Nov. 17, 1997      0.505      0.005      2.02
                  Fourth Quarter 1997      Feb. 16, 1998      0.510      0.005      2.04

                  First Quarter 1998       May 18, 1998       0.515      0.005      2.06
                  Second Quarter 1998      Aug. 17, 1998      0.520      0.005      2.08
                  Third Quarter 1998       Nov. 16, 1998      0.525      0.005      2.10
                  Fourth Quarter 1998      Feb. 15, 1999      0.530      0.005      2.12

                  First Quarter 1999       May 17, 1999       0.535      0.005      2.14
                  Second Quarter 1999      Aug. 16, 1999      0.540      0.005      2.16
                  Third Quarter 1999       Nov. 16, 1999      0.545      0.005      2.18
                  Fourth Quarter 1999      Feb. 16, 2000      0.550      0.005      2.20

                  First Quarter 2000       May 17, 2000       0.555      0.005      2.22
                  Second Quarter 2000      Aug. 16, 2000      0.560      0.005      2.24
                  Third Quarter 2000       Dec. 6, 2000       0.565      0.005      2.26
                  Fourth Quarter 2000      March 7, 2001      0.570      0.005      2.28

      B)      PREFERRED STOCK

                                                                                         Increase
                                                                                        From Prior
                   Operating Period                          Payment Date      Amount     Quarter   Annualized
                  ---------------------------------------------------------------------------------------------
                  September 1, 1998 - November 15, 1998      Nov. 26, 1998      0.46224      0.0      2.22
                  November 16, 1998 - February 15, 1999      Feb. 26, 1999      0.55469      0.0      2.22

                  February 16, 1999 - May 15, 1999           May 28, 1999       0.55469      0.0      2.22
                  May 16, 1999 - August 15, 1999             Aug. 27, 1999      0.55469      0.0      2.22
                  August 16, 1999 - November 15, 1999        Nov. 26, 1999      0.55469      0.0      2.22
                  November 16, 1999 - February 15, 2000      Feb. 29, 2000      0.55469      0.0      2.22

                  February 16, 2000 - May 15, 2000           May 31, 2000       0.55469      0.0      2.22
                  May 16, 2000 - August 15, 2000             Aug. 31, 2000      0.55469      0.0      2.22
                  August 16, 2000 - November 15, 2000        Nov. 30, 2000      0.55469      0.0      2.22
                  November 16, 2000 - February 15, 2001      Feb. 28, 2001      0.55469      0.0      2.22

              Healthcare Realty Trust Incorporated is authorized to issue 50,000,000 shares of Preferred Stock. 3,000,000 shares of 8 7/8% Series A Voting Cumulative Preferred Stock, par value $.01 per share, are issued and outstanding. Upon dissolution of the Company, the Preferred Stock is senior to common stock with respect to dividend rights and rights upon liquidation. Holders of Preferred Stock are entitled to receive cumulative preferential cash dividends at the rate of 8 7/8% per annum of the liquidation preference of $25.00 per share payable quarterly, in arrears, on the last business day in February, May, August, and November of each year.

              Preferred Stock is not redeemable prior to September 30, 2002. On or after September 2002, the Company, at its option, may redeem Preferred Stock, in whole or in part, at any time or from time to time, at the redemption price. The holders of each share of Preferred Stock have one vote and vote together with the holders of common stock on all matters on which stockholders may vote.

      C) INFORMATION REGARDING TAXABLE STATUS OF 2000 CASH DISTRIBUTIONS (DOLLARS NOT ROUNDED TO THOUSANDS)

                                                      Cash               Taxable
                                                   Distribution         Ordinary           Return of
                                                    Per Share           Dividend            Capital
                                                  ---------------------------------------------------
              HR COMMON                             $ 2.230000         $ 1.900346          $ 0.329654
              CUSIP # 421946104

              HR 8.875% SERIES A PREFERRED          $ 2.218760         $ 2.218760          $       --
              CUSIP # 421946203


Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2000                               Page 10 of 13

15)   COMMON SHARES INFORMATION

      The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:

                                                                  FOR THE THREE MONTHS             FOR THE TWELVE MONTHS
                                                                      ENDED DEC 31,                      ENDED DEC 31,
                                                              ----------------------------        ----------------------------
                                                                  2000             1999              2000              1999
                                                              ----------------------------        ----------------------------
TOTAL COMMON SHARES OUTSTANDING                               40,314,399        40,004,579        40,314,399        40,004,579
                                                              ============================        ============================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                    40,282,091        39,973,878        40,151,220        39,857,587
        Actual Restricted Stock Shares                          (606,820)         (530,993)         (606,820)         (530,993)
                                                              ----------------------------        ----------------------------
DENOMINATOR SHARES FOR BASIC COMMON SHARE EPS AND FFO         39,675,271        39,442,885        39,544,400        39,326,594

        Restricted Shares - Treasury                             504,583           548,306           533,955           482,496
        Dilution for Convertible Debentures                      178,548                 0           181,136                 0
        Dilution for Employee Stock Purchase Plan                 50,542                 0            41,918             1,216
                                                              ----------------------------        ----------------------------
DENOMINATOR SHARES FOR DILUTED COMMON SHARE EPS AND FFO       40,408,944        39,991,191        40,301,409        39,810,306
                                                              ============================        ============================

NOTE:  AS OF DECEMBER 31, 2000, HR HAD APPROXIMATELY 1,733 SHAREHOLDERS
OF RECORD.


16)   BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS

                                Owned      Restricted (1)   Reserved (2)  Options     Total
                               --------------------------------------------------------------
    OFFICERS
--------------------------
David R. Emery                 144,800(3)      287,712        225,000        0        657,512
Timothy G. Wallace              32,938         149,800        110,000        0        292,738
Roger O. West                    3,238         151,576        110,000        0        264,814

Other Officers as a group       20,808          12,793              0        0         33,601

Directors as a group            50,663           3,150              0        0         53,813

                               --------------------------------------------------------------
TOTAL                          252,447         605,031        445,000        0      1,302,478
                               ==============================================================

(1) These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan and the HR Discretionary Bonus Program.

(2) These shares are specifically reserved for performance-based awards under the 1993 Employees Stock Incentive Plan. The issuance of "Reserved Stock" to eligible employees is contingent upon the achievement of specific performance criteria. When issued, these shares will be subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan.

(3) Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.


17)   INSTITUTIONAL HOLDINGS AS OF SEPTEMBER 30, 2000
                                            ---------

      A)      Institutional Shares Held:                      17,539,049           (Source: Form 13F Filings)
                                                             ===========

      B)      Number of Institutions:                                141
                                                             ===========

      C)      Percentage of Common Shares Outstanding:             43.68%
                                                             ===========

18)   BOOK VALUE PER COMMON SHARE

Total Stockholders' Equity                                   $ 1,008,037
Less: Preferred Stock Liquidation/Redemption Value                75,000
                                                             -----------
Total Common Stockholders' Equity                            $   933,037

Total Common Shares Outstanding                               40,314,399
                                                             ===========

Book Value Per Common Share                                  $     23.14
                                                             ===========


Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2000                               Page 11 of 13

19)   OTHER CORPORATE INFORMATION

      A)      CORPORATE HEADQUARTERS:

                  HEALTHCARE REALTY TRUST INCORPORATED
                  HEALTHCARE REALTY SERVICES INCORPORATED
                  3310 West End Avenue, Suite 700
                  Nashville, TN 37203
                  Phone: 615-269-8175
                  Fax: 615-269-8461
                  E-mail: hrinfo@healthcarerealty.com

              OTHER OFFICES:

                  East Florida Regional Office
                  Georgia Regional Office
                  Mid-America Regional Office
                  Mid-Atlantic Regional Office
                  Southern California Regional Office
                  Texas/Southwest Regional Office
                  West Florida Regional Office


      B)      STOCK EXCHANGE, SYMBOL AND CUSIP NUMBER:

                              Security Description                      Stock Exchange               Symbol       CUSIP Number
                      --------------------------------------------------------------------------------------------------------
                      Common Stock                                  New York Stock Exchange           HR            421946104
                      8.875% Series A Preferred Stock               New York Stock Exchange           HR.A          421946203
                      6.55% Convertible Subordinated Debentures     New York Stock Exchange           HRM02         421946AA2
                      10.5% Convertible Subordinated Debentures     New York Stock Exchange           HRA02         421946AB0

      C)      WEB SITE:

              www.healthcarerealty.com

      D)      CORPORATE OFFICERS:

                  HEALTHCARE REALTY TRUST INCORPORATED
                  David R. Emery, Chairman of the Board and Chief Executive
                    Officer
                  Timothy G. Wallace, Executive Vice President and Chief
                    Financial Officer
                  Roger O. West, Executive Vice President and General Counsel Fredrick M. Langreck, Senior Vice President / Treasurer
                  Scott W. Holmes, Senior Vice President / Financial Reporting Michael W. Crisler, Senior Vice President/ Technology
                  Leigh Ann Stach, Vice President / Controller
                  J. D. Carter Steele, Vice President / Real Estate Investments Keith A. Harville, Vice President / Real Estate Investments Eric W. Fischer, Vice President / Real Estate Investments Rita H. Todd, Corporate Secretary

                  HEALTHCARE REALTY SERVICES INCORPORATED
                  B. Bart Starr, Chairman of the Board
                  Roland H. Hart, President
                  James P. Tainter, Vice President / Management Services Thomas M. Carnell, Vice President / Design & Construction

      E)      BOARD OF DIRECTORS:

              David R. Emery, Chairman of the Board and Chief Executive Officer,
                Healthcare Realty Trust Incorporated
              Errol L. Biggs, Ph.D., Director - Center for Health
                Administration, University of Colorado (Healthcare Academician)
              Thompson S. Dent, Chairman and Chief Executive Officer,
                Phycor, Inc. (Physician Practice Management Executive)
              C. Raymond Fernandez, M.D., Chief Executive Officer and Chief
                Medical Officer, Piedmont Clinic (Physician)
              Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
                (Healthcare Architect)
              Marliese E. Mooney (Hospital Operations Consultant)
              Edwin B. Morris III, Managing Director, Morris & Morse (Real
                Estate Finance Executive)
              J. Knox Singleton, Chief Executive Officer, INOVA Health Systems
                (Healthcare Provider Executive)


Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2000                               Page 12 of 13

      F)      PROFESSIONAL AFFILIATIONS:

                  INDEPENDENT PUBLIC AUDITORS
                  Ernst & Young LLP
                  NationsBank Plaza
                  414 Union Street
                  Nashville, TN 37219-1779

                  TRANSFER AGENT
                  BankBoston
                  c/o EquiServe, LP
                  Investor Services
                  P.O. Box 8040
                  Boston, MA 02266-8040
                  Phone: 781-575-3400

      G)      DIVIDEND REINVESTMENT PLAN:

              Through the Company's transfer agent, Boston EquiServe, named Shareholders of Record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $5 thousand of HR common stock may be purchased per quarter through the transfer agent without a service or sales charge to the shareholder.

      H)      ANALYSTS PROVIDING RESEARCH COVERAGE ON HR:

              A.G. Edwards & Sons, Inc.                             Manuel K. Pyles (314) 955-3588
              Bank of America Securities LLC                        (212) 847-5638
              Credit Suisse First Boston Corporation                Larry Raiman (212) 538-2380
              J. J. B. Hilliard, W. L. Lyons, Inc.                  John M. Roberts (502) 588-9143
              Legg Mason Wood Walker Inc.                           Jerry L. Doctrow (410) 454-5142
              Prudential Securities, Inc.                           Jim Sullivan (212) 778-2515
              SunTrust Equitable Securities                         James G. Baker, III (615) 780-9413
              UBS Warburg                                           Howard Capek (212) 821-6369

      I)      PROJECTED DATES FOR 2000 DIVIDEND AND EARNINGS PRESS RELEASES:

                                        DIVIDEND           EARNINGS
                                    ----------------   ----------------
              First Quarter 2001    April 24, 2001     April 27, 2001
              Second Quarter 2001   July 24, 2001      July 27, 2001
              Third Quarter 2001    October 23, 2001   October 26, 2001
              Fourth Quarter 2001   January 22, 2002   January 25, 2002

              NOTE> A conference call will be scheduled at 9:00 AM CST the morning of the earnings press release.

      J)      INVESTOR RELATIONS:

              Healthcare Realty Trust Incorporated
              3310 West End Avenue, Suite 700
              Nashville, TN  37203
              Attention:  Bethany A. Anderson
              Phone:  615-269-8175
              Fax:  615-269-8461
              E-mail:  BAnderson@healthcarerealty.com

        In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the
         SEC by Healthcare Realty Trust Incorporated for the year ended
         December 31, 1999. The 10-K is available via the Company's web site or by calling Investor Relations at (615) 269-8175.
        Forward-looking statements represent the Company's judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.


Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2000                               Page 13 of 13